UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 22, 2010

HOMETOWN BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

United States	000-52674	02-0783010
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12 Main Street, Walden, New York		12586
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:                                                                                     (845) 778-2171

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On July 22, 2010, the Board of Directors of Hometown Bancorp, Inc. (the “Company”) declared a cash dividend on the Company’s common stock of $0.02 per share.  The dividend will be payable to stockholders of record as of August 6, 2010 and is expected to be paid on August 20, 2010.  Hometown Bancorp MHC, which holds 1,309,275 shares or approximately 56.3% of the Company’s total outstanding stock, will waive receipt of the dividend on its shares.

A copy of the press release dated July 23, 2010 is attached as Exhibit 99.1 to this report.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Number                         Description

99.1                                Press Release dated July 23, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOMETOWN BANCORP, INC.

DATE: July 23, 2010	By: /s/ Stephen W. Dederick
Stephen W. Dederick
Vice President and Chief Financial Officer